Exhibit 99.1

Kemper Corporation One East Wacker Drive Chicago, IL 60601 kemper.com

Press Release
October 31, 2013
Kemper Corporation Reports Strong Third Quarter 2013 Earnings

◦	Net Operating Earnings Per Diluted Share Increased 64 Percent Year-Over-Year

◦	Underlying Combined Ratio Improved Almost 4 Percentage Points in the Property and Casualty Group

◦	Share Repurchases of $36 Million in the Quarter; $85 Million Year-to-Date
CHICAGO - (Business Wire) - Kemper Corporation (NYSE: KMPR) reported today net income of $70.1 million, or $1.23 per diluted share, for the third quarter of 2013, compared to $55.6 million, or $0.95 per diluted share, for the third quarter of 2012. Consolidated net operating income1 was $38.9 million, or $0.69 per diluted share, for the third quarter of 2013, compared to $24.6 million, or $0.42 per diluted share, for the third quarter of 2012. Net operating income per diluted share increased for the third quarter of 2013, compared to 2012, primarily from improved underlying property and casualty results (excludes prior year reserve development and catastrophe losses), higher net investment income and the impact of share repurchases.

	Three Months Ended		Nine Months Ended
(Dollars in Millions, Except Per Share Amounts) (Unaudited)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Consolidated Net Operating Income[1]	$38.9	$24.6	$112.9	$57.2
Income from Continuing Operations	68.6	55.6	159.7	93.5
Net Income	70.1	55.6	162.5	101.5

Impact of Catastrophe Losses and Related Loss Adjustment Expense (LAE) on Net Income	$(6.7)	$(8.0)	$(31.5)	$(51.7)

Diluted Net Income Per Share From:
Consolidated Net Operating Income[1]	$0.69	$0.42	$1.95	$0.96
Continuing Operations	1.21	0.95	2.76	1.56
Net Income	1.23	0.95	2.81	1.70

Impact of Catastrophe Losses and Related LAE on Net Income Per Share	$(0.12)	$(0.14)	$(0.55)	$(0.87)
“We are pleased with Kemper's strong performance in the quarter, as net operating income per diluted share increased 64 percent year-over-year,” said Donald G. Southwell, Kemper's Chairman, President and Chief Executive Officer. “The overall property and casualty group's combined ratio and underlying combined ratio improved roughly 4 percentage points, primarily from our strategic actions to implement rate increases and tighten underwriting.”
“In the Life and Health segment, net income increased almost 20 percent driven by strong returns on equity method investments and improved results on property insurance sold by our home service agents,” commented Southwell.
“We repurchased $36 million of common stock in the quarter, which brings our 2013 total through September to $85 million. Since becoming a public company, we have repurchased more than $2 billion of common stock, in our continued effort to efficiently return capital to shareholders. In addition, we completed the sale of our corporate headquarters building in Chicago, resulting in a pre-tax gain of $44 million,” concluded Southwell.

1 Consolidated net operating income is an after-tax, non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” for additional information.

Capital
During the third quarter of 2013, Kemper repurchased more than 1 million shares of common stock at a total cost of $36.3 million, or $34.64 per share, and paid dividends of $13.6 million. Year-to-date, Kemper has repurchased 2.5 million shares of common stock at a cost of $85.2 million.
Kemper ended the quarter with a book value per share excluding net unrealized gains on fixed maturities of $32.93, up from $30.62 at the end of 2012. Book value per share was $35.86, down from $36.98 at the end of 2012, driven by the after-tax impact of higher interest rates on the fair value of the fixed maturity portfolio, partially offset by net income and share repurchases.
At the end of the third quarter, the holding company held cash and investments of $152.6 million, and its $325 million revolving line of credit was undrawn.
Revenues
Total revenues were $635.7 million for the third quarter of 2013, compared to $645.6 million in 2012, driven by planned earned premiums reductions at Kemper Direct and Kemper Specialty, partially offset by higher net investment income.
Net investment income was $82.4 million in the third quarter of 2013, compared to $70.4 million in 2012, primarily from $8.3 million higher net investment income on equity method investments and higher levels of investments. Excluding equity method investments, yields were fairly flat as slightly lower returns on fixed maturities were offset by higher returns on equity securities. The investment portfolio in total generated a pre-tax equivalent annualized book yield of 5.9 percent for the third quarter of 2013.
Net realized gains for the third quarter of 2013 were $49.1 million, including a realized gain of $43.6 million on the sale of the Company’s corporate headquarters, compared to $50.9 million in 2012.
Segment Results
Unless otherwise noted, (i) the segment results discussed below are presented on an after-tax basis, (ii) prior year development includes both catastrophe and non-catastrophe losses, (iii) catastrophe losses exclude the impact of prior year development and (iv) underlying loss ratio includes loss and loss adjustment expenses.

	Three Months Ended		Nine Months Ended
(Dollars in Millions) (Unaudited)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Segment Net Operating Income (Loss):
Kemper Preferred	$11.2	$8.4	$40.5	$8.5
Kemper Specialty	5.3	2.7	9.5	4.0
Kemper Direct	6.9	1.5	21.5	(2.7)
Life and Health Insurance	22.9	19.2	64.4	66.5
Total Segment Net Operating Income	46.3	31.8	135.9	76.3
Corporate and Other Net Operating Loss	(7.4)	(7.2)	(23.0)	(19.1)
Consolidated Net Operating Income	38.9	24.6	112.9	57.2
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	31.9	33.0	50.9	38.9
Net Impairment Losses Recognized in Earnings	(2.2)	(2.0)	(4.1)	(2.6)
Income from Continuing Operations	$68.6	$55.6	$159.7	$93.5

Kemper Preferred reported net operating income of $11.2 million for the third quarter of 2013, compared to $8.4 million in 2012. Net operating results improved $2.8 million primarily from $1.4 million higher net investment income, an improvement in the underlying combined ratio and $0.5 million higher favorable prior year reserve development. Kemper Preferred’s underlying combined ratio of 96.3 percent was 0.8 points better than the prior year, as a 1.6 point improvement in the underlying loss ratio was partially offset by a 0.8 point increase in the insurance expense ratio. The underlying loss ratio improved as a result of higher average earned premiums for all lines, and lower frequency in the homeowners and other personal insurance lines, partially offset by higher severity in homeowners, and higher severity and frequency in auto liability coverages. Insurance expenses increased primarily from higher employee compensation and agent incentives related to improved performance.
Kemper Specialty reported net operating income of $5.3 million for the third quarter of 2013, compared to $2.7 million in 2012, driven by improved underlying results of personal auto insurance. Kemper Specialty’s underlying combined ratio improved to 100.6 percent in the third quarter of 2013, compared to 103.2 percent in 2012. The underlying loss ratio improved 3.0 points to 78.0 percent, driven by higher average premium rates in personal auto.

Kemper Direct reported net operating income of $6.9 million for the third quarter of 2013, compared to $1.5 million in 2012, largely from improved underlying results. Results also include $3.7 million of favorable reserve development in the third quarter of 2013, compared to $3.5 million in 2012. The underlying combined ratio improved 22.6 points to 94.3 percent in the third quarter of 2013, as both the underlying loss ratio and expense ratio improved. The underlying loss ratio improved 18.5 points to 65.4 percent, driven by lower severity and lower frequency in auto liability coverages and higher average premium rates. The expense ratio improvement was driven by lower marketing and acquisition related expenses.

The Life and Health Insurance segment reported net operating income of $22.9 million for the third quarter of 2013, compared to $19.2 million in 2012. The $3.7 million improvement is driven by $5.5 million higher net investment income and improved results from property insurance products sold by the home service agents, offset by higher insurance expenses. Expenses increased as initial start-up expenses to expand distribution channels at Reserve National and higher legal expenses at the Kemper Home Service Companies were partially offset by lower home service agent commissions.

Unaudited condensed consolidated statements of income for the three and nine months ended September 30, 2013 and 2012 are presented below:

	Three Months Ended		Nine Months Ended
(Dollars in Millions, Except Per Share Amounts)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Revenues:
Earned Premiums	$507.5	$527.3	$1,530.2	$1,586.3
Net Investment Income	82.4	70.4	237.8	223.0
Other Income	0.1	0.2	0.5	0.6
Net Realized Gains on Sales of Investments	49.1	50.9	78.3	59.9
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(3.5)	(3.2)	(8.2)	(4.1)
Portion of Losses Recognized in Other Comprehensive Income	0.1	—	1.9	—
Net Impairment Losses Recognized in Earnings	(3.4)	(3.2)	(6.3)	(4.1)
Total Revenues	635.7	645.6	1,840.5	1,865.7
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	338.3	368.7	1,041.7	1,169.1
Insurance Expenses	170.1	172.7	491.5	502.8
Interest and Other Expenses	25.3	22.7	74.3	65.4
Total Expenses	533.7	564.1	1,607.5	1,737.3
Income from Continuing Operations before Income Taxes	102.0	81.5	233.0	128.4
Income Tax Expense	(33.4)	(25.9)	(73.3)	(34.9)
Income from Continuing Operations	68.6	55.6	159.7	93.5
Income from Discontinued Operations	1.5	—	2.8	8.0
Net Income	$70.1	$55.6	$162.5	$101.5

Income from Continuing Operations Per Unrestricted Share:
Basic	$1.21	$0.95	$2.77	$1.57
Diluted	$1.21	$0.95	$2.76	$1.56

Net Income Per Unrestricted Share:
Basic	$1.24	$0.95	$2.82	$1.71
Diluted	$1.23	$0.95	$2.81	$1.70

Weighted-average Outstanding (Shares in Thousands):
Unrestricted Shares - Basic	56,365.8	58,299.7	57,374.4	59,155.5
Unrestricted Shares and Equivalent Shares - Diluted	56,501.5	58,471.6	57,493.2	59,302.1

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.72	$0.72

Unaudited business segment revenues for the three and nine months ended September 30, 2013 and 2012 are presented below:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
REVENUES
Kemper Preferred:
Earned Premiums	$220.5	$222.9	$661.2	$655.9
Net Investment Income	13.2	10.8	41.4	33.6
Other Income	0.1	0.1	0.2	0.3
Total Kemper Preferred	233.8	233.8	702.8	689.8
Kemper Specialty:
Earned Premiums	98.1	103.9	297.9	317.3
Net Investment Income	5.0	4.5	16.4	14.4
Other Income	—	0.1	0.2	0.2
Total Kemper Specialty	103.1	108.5	314.5	331.9
Kemper Direct:
Earned Premiums	30.1	40.3	95.6	131.2
Net Investment Income	3.1	3.4	10.1	10.7
Total Kemper Direct	33.2	43.7	105.7	141.9
Life and Health Insurance:
Earned Premiums	158.8	160.2	475.5	481.9
Net Investment Income	56.5	48.1	159.3	153.5
Other Income	—	—	0.1	0.1
Total Life and Health Insurance	215.3	208.3	634.9	635.5
Total Segment Revenues	585.4	594.3	1,757.9	1,799.1
Net Realized Gains on the Sales of Investments	49.1	50.9	78.3	59.9
Net Impairment Losses Recognized in Earnings	(3.4)	(3.2)	(6.3)	(4.1)
Other	4.6	3.6	10.6	10.8
Total Revenues	$635.7	$645.6	$1,840.5	$1,865.7

KEMPER CORPORATION AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (Dollars in Millions)

	Sep 30, 2013	Dec 31, 2012
Assets:	(Unaudited)
Investments:
Fixed Maturities at Fair Value	$4,645.0	$4,860.2
Equity Securities at Fair Value	567.4	521.9
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	231.4	253.0
Short-term Investments at Cost which Approximates Fair Value	286.8	327.5
Other Investments	446.2	497.5
Total Investments	6,176.8	6,460.1
Cash	76.1	96.3
Receivables from Policyholders	354.2	369.3
Other Receivables	203.9	206.1
Deferred Policy Acquisition Costs	308.5	303.4
Goodwill	311.8	311.8
Current and Deferred Income Tax Assets	61.6	5.4
Other Assets	253.0	256.7
Total Assets	$7,745.9	$8,009.1
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,201.5	$3,161.6
Property and Casualty	884.6	970.6
Total Insurance Reserves	4,086.1	4,132.2
Unearned Premiums	635.3	650.9
Liabilities for Income Taxes	6.6	21.5
Notes Payable at Amortized Cost	606.7	611.4
Accrued Expenses and Other Liabilities	402.1	431.4
Total Liabilities	5,736.8	5,847.4
Shareholders’ Equity:
Common Stock	5.6	5.8
Paid-in Capital	698.0	725.0
Retained Earnings	1,184.4	1,118.2
Accumulated Other Comprehensive Income	121.1	312.7
Total Shareholders’ Equity	2,009.1	2,161.7
Total Liabilities and Shareholders’ Equity	$7,745.9	$8,009.1

Unaudited selected financial information for the Kemper Preferred segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012

Results of Operations

Net Premiums Written	$222.5	$237.9	$654.6	$677.9
Earned Premiums:
Automobile	$126.5	$130.5	$381.1	$385.1
Homeowners	80.2	78.4	238.4	229.4
Other Personal	13.8	14.0	41.7	41.4
Total Earned Premiums	220.5	222.9	661.2	655.9
Net Investment Income	13.2	10.8	41.4	33.6
Other Income	0.1	0.1	0.2	0.3
Total Revenues	233.8	233.8	702.8	689.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	148.9	154.0	441.4	448.8
Catastrophe Losses and LAE	9.7	9.4	39.0	62.7
Prior Years:
Non-catastrophe Losses and LAE	(1.5)	(0.8)	(13.4)	(3.1)
Catastrophe Losses and LAE	(1.6)	(1.6)	(7.9)	(6.0)
Total Incurred Losses and LAE	155.5	161.0	459.1	502.4
Insurance Expenses	63.4	62.4	188.7	183.0
Operating Profit	14.9	10.4	55.0	4.4
Income Tax Benefit (Expense)	(3.7)	(2.0)	(14.5)	4.1
Segment Net Operating Income	$11.2	$8.4	$40.5	$8.5

Ratios Based On Earned Premiums

Current Year Non-catastrophe Losses and LAE Ratio	67.5%	69.1%	66.7%	68.4%
Current Year Catastrophe Losses and LAE Ratio	4.4	4.2	5.9	9.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(0.4)	(2.0)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(0.7)	(1.2)	(0.9)
Total Incurred Loss and LAE Ratio	70.5	72.2	69.4	76.6
Incurred Expense Ratio	28.8	28.0	28.5	27.9
Combined Ratio	99.3%	100.2%	97.9%	104.5%

Underlying Combined Ratio

Current Year Non-catastrophe Losses and LAE Ratio	67.5%	69.1%	66.7%	68.4%
Incurred Expense Ratio	28.8	28.0	28.5	27.9
Underlying Combined Ratio	96.3%	97.1%	95.2%	96.3%

Non-GAAP Measure Reconciliation

Underlying Combined Ratio	96.3%	97.1%	95.2%	96.3%
Current Year Catastrophe Losses and LAE Ratio	4.4	4.2	5.9	9.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(0.4)	(2.0)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(0.7)	(1.2)	(0.9)
Combined Ratio as Reported	99.3%	100.2%	97.9%	104.5%

Unaudited selected financial information for the Kemper Specialty segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012

Results of Operations

Net Premiums Written	$95.0	$103.9	$298.5	$320.2
Earned Premiums:
Personal Automobile	$84.6	$92.9	$259.2	$285.6
Commercial Automobile	13.5	11.0	38.7	31.7
Total Earned Premiums	98.1	103.9	297.9	317.3
Net Investment Income	5.0	4.5	16.4	14.4
Other Income	—	0.1	0.2	0.2
Total Revenues	103.1	108.5	314.5	331.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	76.5	84.2	235.5	259.4
Catastrophe Losses and LAE	0.3	0.9	3.8	4.7
Prior Years:
Non-catastrophe Losses and LAE	(3.0)	(2.9)	(1.8)	(2.5)
Catastrophe Losses and LAE	(0.1)	—	—	0.1
Total Incurred Losses and LAE	73.7	82.2	237.5	261.7
Insurance Expenses	22.2	23.1	65.3	67.7
Operating Profit	7.2	3.2	11.7	2.5
Income Tax Benefit (Expense)	(1.9)	(0.5)	(2.2)	1.5
Segment Net Operating Income	$5.3	$2.7	$9.5	$4.0

Ratios Based On Earned Premiums

Current Year Non-catastrophe Losses and LAE Ratio	78.0%	81.0%	79.0%	81.8%
Current Year Catastrophe Losses and LAE Ratio	0.3	0.9	1.3	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.1)	(2.8)	(0.6)	(0.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	75.1	79.1	79.7	82.5
Incurred Expense Ratio	22.6	22.2	21.9	21.3
Combined Ratio	97.7%	101.3%	101.6%	103.8%

Underlying Combined Ratio

Current Year Non-catastrophe Losses and LAE Ratio	78.0%	81.0%	79.0%	81.8%
Incurred Expense Ratio	22.6	22.2	21.9	21.3
Underlying Combined Ratio	100.6%	103.2%	100.9%	103.1%

Non-GAAP Measure Reconciliation

Underlying Combined Ratio	100.6%	103.2%	100.9%	103.1%
Current Year Catastrophe Losses and LAE Ratio	0.3	0.9	1.3	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.1)	(2.8)	(0.6)	(0.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—
Combined Ratio as Reported	97.7%	101.3%	101.6%	103.8%

Unaudited selected financial information for the Kemper Direct segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012

Results of Operations

Net Premiums Written	$27.5	$35.9	$86.2	$115.5
Earned Premiums:
Automobile	$28.0	$37.9	$89.1	$123.9
Homeowners	2.1	2.4	6.4	7.2
Other Personal	—	—	0.1	0.1
Total Earned Premiums	30.1	40.3	95.6	131.2
Net Investment Income	3.1	3.4	10.1	10.7
Total Revenues	33.2	43.7	105.7	141.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	19.7	33.8	65.6	111.5
Catastrophe Losses and LAE	0.4	0.4	2.2	4.8
Prior Years:
Non-catastrophe Losses and LAE	(5.7)	(5.3)	(19.2)	(11.3)
Catastrophe Losses and LAE	—	(0.1)	(0.5)	(0.2)
Total Incurred Losses and LAE	14.4	28.8	48.1	104.8
Insurance Expenses	8.7	13.3	26.3	44.0
Operating Profit (Loss)	10.1	1.6	31.3	(6.9)
Income Tax Benefit (Expense)	(3.2)	(0.1)	(9.8)	4.2
Segment Net Operating Income (Loss)	$6.9	$1.5	$21.5	$(2.7)

Ratios Based On Earned Premiums

Current Year Non-catastrophe Losses and LAE Ratio	65.4%	83.9%	68.6%	85.0%
Current Year Catastrophe Losses and LAE Ratio	1.3	1.0	2.3	3.7
Prior Years Non-catastrophe Losses and LAE Ratio	(18.9)	(13.2)	(20.1)	(8.6)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.2)	(0.5)	(0.2)
Total Incurred Loss and LAE Ratio	47.8	71.5	50.3	79.9
Incurred Expense Ratio	28.9	33.0	27.5	33.5
Combined Ratio	76.7%	104.5%	77.8%	113.4%

Underlying Combined Ratio

Current Year Non-catastrophe Losses and LAE Ratio	65.4%	83.9%	68.6%	85.0%
Incurred Expense Ratio	28.9	33.0	27.5	33.5
Underlying Combined Ratio	94.3%	116.9%	96.1%	118.5%

Non-GAAP Measure Reconciliation

Underlying Combined Ratio	94.3%	116.9%	96.1%	118.5%
Current Year Catastrophe Losses and LAE Ratio	1.3	1.0	2.3	3.7
Prior Years Non-catastrophe Losses and LAE Ratio	(18.9)	(13.2)	(20.1)	(8.6)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.2)	(0.5)	(0.2)
Combined Ratio as Reported	76.7%	104.5%	77.8%	113.4%

Unaudited selected financial information for the Life and Health Insurance segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012

Results of Operations

Earned Premiums:
Life	$98.4	$98.4	$294.9	$296.0
Accident and Health	40.7	41.3	121.2	124.2
Property	19.7	20.5	59.4	61.7
Total Earned Premiums	158.8	160.2	475.5	481.9
Net Investment Income	56.5	48.1	159.3	153.5
Other Income	—	—	0.1	0.1
Total Revenues	215.3	208.3	634.9	635.5
Policyholders’ Benefits and Incurred Losses and LAE	94.6	96.7	296.9	300.2
Insurance Expenses	85.5	82.2	239.7	232.6
Operating Profit	35.2	29.4	98.3	102.7
Income Tax Expense	(12.3)	(10.2)	(33.9)	(36.2)
Segment Net Operating Income	$22.9	$19.2	$64.4	$66.5
Use of Non-GAAP Financial Measures
Consolidated Net Operating Income
Consolidated Net Operating Income is an after-tax, non-GAAP financial measure computed by excluding from income from continuing operations the after-tax impact of 1) net realized gains (losses) on sales of investments, 2) net impairment losses recognized in earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income from continuing operations.
Kemper believes that Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net realized gains (losses) on sales of investments and net impairment losses recognized in earnings related to investments included in Kemper’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of Kemper’s business or economic trends.

A reconciliation of Consolidated Net Operating Income to Income from Continuing Operations for the three and nine months ended September 30, 2013 and 2012 is presented below:

	Three Months Ended		Nine Months Ended
(Dollars in Millions) (Unaudited)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Consolidated Net Operating Income	$38.9	$24.6	$112.9	$57.2
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	31.9	33.0	50.9	38.9
Net Impairment Losses Recognized in Earnings	(2.2)	(2.0)	(4.1)	(2.6)
Income from Continuing Operations	$68.6	$55.6	$159.7	$93.5
Diluted Consolidated Net Operating Income Per Unrestricted Share
Diluted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure computed by dividing Consolidated Net Operating Income attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share-Diluted.
A reconciliation of Diluted Consolidated Net Operating Income Per Unrestricted Share to Diluted Income from Continuing Operations Per Unrestricted Share for the three and nine months ended September 30, 2013 and 2012 is presented below:

	Three Months Ended		Nine Months Ended
(Unaudited)	Sep 30, 2013	Sep 30, 2012	Sep 30, 2013	Sep 30, 2012
Diluted Consolidated Net Operating Income Per Unrestricted Share	$0.69	$0.42	$1.95	$0.96
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.56	0.56	0.88	0.65
Net Impairment Losses Recognized in Earnings	(0.04)	(0.03)	(0.07)	(0.05)
Diluted Income from Continuing Operations Per Unrestricted Share	$1.21	$0.95	$2.76	$1.56
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book Value Per Share is the most directly comparable GAAP financial measure. Kemper uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. Kemper believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. Kemper believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

A reconciliation of the numerator used in the computation of Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Book Value Per Share at September 30, 2013 and December 31, 2012 is presented below:

(Dollars in Millions) (Unaudited)	Sep 30, 2013	Dec 31, 2012
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,845.1	$1,789.9
Net Unrealized Gains on Fixed Maturities	164.0	371.8
Shareholders’ Equity	$2,009.1	$2,161.7
Underlying Combined Ratio
Underlying combined ratio is a non-GAAP financial measure, which is computed by adding the current year non-catastrophe losses and LAE ratio with the incurred expense ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses, and loss and LAE reserve development. Kemper believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in Kemper’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on incurred losses and LAE and the combined ratio. Prior-year reserve development is caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the company’s insurance products in the current period. Kemper believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing its underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.
Conference Call
Kemper will discuss its third quarter 2013 results in a conference call on Friday, November 1 at 11 a.m. Eastern Time. Kemper’s conference call will be accessible via the internet and by telephone. The phone number for Kemper’s conference call is 866.393.1565. To listen via webcast, register online at the investor section of kemper.com at least 15 minutes prior to the webcast to download and install any necessary software.
A replay of the call will be available through November 15, 2013 at 855.859.2056 using conference ID number 76680582.
More detailed financial information can be found in Kemper’s Investor Financial Supplement for the third quarter of 2013 which is available at kemper.com.

About Kemper
Kemper is a diversified insurance holding company with subsidiaries that provide an array of products to the individual and small business markets:

•	Auto insurance

•	Homeowners insurance

•	Renters insurance

•	Life insurance

•	Health insurance
Kemper markets to its customers through a network of independent agents, brokers and career agents.
Additional information about Kemper, including its filings on Forms 10-K, 10-Q and 8-K and its investor supplement, is available by visiting kemper.com.

Caution Regarding Forward-Looking Statements
This press release may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results to differ materially from estimated results are those listed in periodic reports filed by Kemper with the Securities and Exchange Commission (the “SEC”). No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this press release. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.
Source: Kemper Corporation

Contact
Investors: Diana Hickert-Hill	312.661.4930 or investor.relations@kemper.com

KEYWORD: ILLINOIS
INDUSTRY KEYWORD: INSURANCE EARNINGS